UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GAIN CAPITAL HOLDINGS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 15, 2011

Meeting Information
	Meeting Type:	Annual Meeting
GAIN CAPITAL HOLDINGS, INC	For holders as of:	April 18, 2011
	Date: June 15, 2011	Time: 2:30 PM EDT
Location: Bridgewater Marriot
700 Commons Way
Bridgewater, New Jersey 08807

GAIN CAPITAL HOLDINGS, INC C/O BROADRIDGE 44 W. LANCASTERAVE ARDMORE, PA 19003	You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

   1. Annual Report          2. Notice and Proxy Statement

  How to View Online:

  Have the information that is printed in the box marked by g the XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

  How to Request and Receive a PAPER or E-MAIL Copy:

  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the

  g XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 03, 2011 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the g XXXX XXXX XXXX available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items
The Board of Directors recommends you vote FOR the Class I Directors:
1. Election of Directors
Nominees:
01 Peter Quick 02 Thomas Bevilacqua 03 Glenn H. Stevens

The Board of Directors recommends you vote FOR the following proposal:

2. Approval of the compensation of our named executive officers, disclosed pursuant to Item 402 of Regulation S-K;

The Board of Directors recommends you vote 3 YEARS on the following proposal:

3. Advisory vote on the frequency of the advisory vote on executive compensation;

The Board of Directors recommends you vote FOR the following proposal:

4. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2011; and

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

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